SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        March 15, 2004 (March 12, 2004)
                 --------------------------------------------
               Date of Report (Date of earliest event reported)

                                RCN Corporation
                 --------------------------------------------
            (Exact name of Registrant as specified in its charter)

     Delaware                           0-22825                 22-3498533
--------------------------------------------------------------------------------
    (State of                    (Commission File No.)         (IRS Employer
  Incorporation)                                          Identification Number)


                              105 Carnegie Center
                           Princeton, NJ 08540-6215
                 --------------------------------------------
         (Address of principal executive offices, including zip code)


                                (609) 734-3700
                 --------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
                 --------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.           Other Events and Required FD Disclosure

         On March 12, 2004, RCN Corporation announced that it retained the Blackstone Group as financial advisor in connection with its continuing negotiations with its senior secured lenders, members of an ad hoc committee of noteholders of its senior notes and others, towards a successful financial restructuring of its balance sheet and possible capital raising opportunities and that Merrill Lynch will no longer advise the company in this capacity. In addition, RCN announced that John Dubel, RCN's President and Chief Operating Officer, will lead the continuing financial restructuring negotiations and that Douglas Bradbury, who was appointed in October 2003 to assist in the restructuring effort, has left the company. The press release with respect thereto is attached hereto as Exhibit 99.1.

 Item 7.          Financial Statements and Exhibits.

         (a)      Exhibits

                  Exhibit 99.1 RCN Corporation Press Release dated March 12,
2004.

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                RCN Corporation


                                By: /s/ W. Terrell Wingfield, Jr.
                                    ------------------------------------
                                Name:    W. Terrell Wingfield, Jr.
                                Title:   General Counsel and Corporate Secretary

Date: March 15, 2004

                                 EXHIBIT INDEX
                                 -------------


Exhibit
   No.
-------

99.1     RCN Corporation Press Release dated March 12, 2004.

                                                                    Exhibit 99.1
                                                                    ------------

                                                             105 Carnegie Center
                                                             Princeton, NJ 08540

Contact:
Barak Bar-Cohen, RCN Public Relations, 609-919-8144
Jim Downing, RCN Investor Relations, 609-734-3718

Restructuring Information:  www.rcntomorrow.com

             RCN RETAINS THE BLACKSTONE GROUP AS FINANCIAL ADVISOR

PRINCETON, NJ - March 12, 2004 -- RCN Corporation (Nasdaq: RCNC) announced today that it has retained the Blackstone Group as financial advisor in connection with its continuing negotiations, with its senior secured lenders, members of an ad hoc committee of noteholders of its senior notes and others, towards a successful financial restructuring of its balance sheet and possible capital raising opportunities. Merrill Lynch will no longer advise the company in this capacity.

In addition, RCN announced that John Dubel, RCN's President and Chief Operating Officer, will lead the continuing financial restructuring negotiations. Douglas Bradbury, who was appointed in October 2003 to assist in the restructuring effort, has left the company.

Please refer to the company's restructuring website www.rcntomorrow.com for an update on the restructuring process.

About RCN

RCN Corporation (Nasdaq: RCNC) is the nation's first and largest facilities-based competitive provider of bundled phone, cable and high speed Internet services delivered over its own fiber-optic local network to consumers in the most densely populated markets in the U.S. RCN Business provides carriers and enterprises with high capacity bandwidth to meet a variety of communications needs. RCN provides service in the Boston, New York, Philadelphia/Lehigh Valley, Chicago, San Francisco, and Washington D.C. metropolitan markets.

About Blackstone Group

The Blackstone Group, a private investment firm with offices in New York, London and Hamburg, was founded in 1985. Blackstone's Private Equity Group has raised a total of approximately $14 billion across five funds including Blackstone Capital Partners IV, the largest institutional private equity fund ever raised. Blackstone's Real Estate Group has raised five funds, representing over $6 billion in total equity, and a long track record of investing in hotels and other commercial properties. In addition to Private Equity and Real Estate, The Blackstone Group's core businesses include, Corporate Debt Investing, Marketable Alternative Asset Management, Mergers and Acquisitions Advisory, and Restructuring and Reorganization Advisory. www.blackstone.com

WHERE YOU CAN FIND MORE INFORMATION

We, as a reporting company, are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. You may read and copy any materials filed with the SEC at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, our public filings are maintained on the SEC's Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practical after we have electronically filed such material with, or furnished it to, the SEC. Since September 30, 2003, all reports pursuant to the Exchange Act that we have filed with, or furnished to, the SEC have been timely posted on our website. The address of that website is www.rcn.com/investor/secfilings.php.

RCN FORWARD-LOOKING STATEMENTS

Some of the statements made by RCN in these statements are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. RCN believes that the primary factors include, but are not limited to, the ability to successfully complete a financial restructuring on a consensual basis with some or all of RCN's relevant constituents or otherwise successfully to reorganize, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, our ability to meet the requirements in our franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, RCN's ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which RCN operates and RCN's ability to adequately identify and disclose material information in future filings with the Securities and Exchange Commission. Statements in this press release should be evaluated in light of these important factors.

Restructuring Information: www.rcntomorrow.com

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